Harding, Loevner Funds, Inc. (the “Fund”)

Supplement dated October 5, 2015, to the

Summary Prospectuses, dated February 28, 2015, for the

International Small Companies Portfolio (Institutional Class and Investor Class)

Effective October 5, 2015, the following change is made to the Summary Prospectuses for the Institutional and Investor Classes of the International Small Companies Portfolio.

The caption and the paragraph immediately following the caption “Portfolio Managers” on page 3 of the Summary Prospectuses are replaced with the following:

Portfolio Manager

Jafar Rizvi serves as the portfolio manager of the International Small Companies Portfolio.

Mr. Rizvi has held his position since June 2011.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.